Putnam Focused Large Cap Growth ETF
The fund's portfolio
5/31/22 (Unaudited)

COMMON STOCKS (98.0%)(a)
	Shares	Value
Automobiles (3.8%)
Tesla, Inc.(NON)	389	$294,963

		294,963
Building products (1.6%)
Johnson Controls International PLC	2,321	126,518

		126,518
Capital markets (2.3%)
Charles Schwab Corp. (The)	701	49,140
MSCI, Inc.	292	129,166

		178,306
Chemicals (2.0%)
Sherwin-Williams Co. (The)	580	155,463

		155,463
Commercial services and supplies (1.1%)
Waste Connections, Inc.	696	88,768

		88,768
Entertainment (1.7%)
Live Nation Entertainment, Inc.(NON)	1,381	131,264

		131,264
Equity real estate investment trusts (REITs) (2.3%)
American Tower Corp.	694	177,754

		177,754
Food and staples retail (3.3%)
Costco Wholesale Corp.	390	181,826
Walmart, Inc.	596	76,663

		258,489
Health-care equipment and supplies (1.7%)
DexCom, Inc.(NON)	195	58,098
IDEXX Laboratories, Inc.(NON)	195	76,366

		134,464
Health-care providers and services (3.2%)
HCA Healthcare, Inc.	485	102,044
UnitedHealth Group, Inc.	288	143,073

		245,117
Hotels, restaurants, and leisure (2.8%)
Airbnb, Inc. Class A(NON)	680	82,192
Chipotle Mexican Grill, Inc.(NON)	98	137,450

		219,642
Interactive media and services (7.1%)
Alphabet, Inc. Class A(NON)	195	443,672
Meta Platforms, Inc. Class A(NON)	581	112,505

		556,177
Internet and direct marketing retail (6.0%)
Amazon.com, Inc.(NON)	195	468,817

		468,817
IT Services (8.2%)
Accenture PLC Class A	582	173,704
Mastercard, Inc. Class A	777	278,065
Visa, Inc. Class A	881	186,922

		638,691
Life sciences tools and services (3.9%)
Danaher Corp.	657	173,330
IQVIA Holdings, Inc.(NON)	585	125,921

		299,251
Machinery (1.8%)
Deere & Co.	382	136,672

		136,672
Personal products (1.6%)
Estee Lauder Cos., Inc. (The) Class A	485	123,505

		123,505
Road and rail (3.3%)
Uber Technologies, Inc.(NON)	4,688	108,762
Union Pacific Corp.	669	147,033

		255,795
Semiconductors and semiconductor equipment (4.3%)
Marvell Technology, Inc.	1,669	98,721
NVIDIA Corp.	1,259	235,080

		333,801
Software (21.1%)
Adobe, Inc.(NON)	386	160,761
Cadence Design Systems, Inc.(NON)	871	133,899
Intuit, Inc.	95	39,374
Microsoft Corp.	3,304	898,258
Palo Alto Networks, Inc.(NON)	292	146,812
salesforce.com, Inc.(NON)	779	124,827
ServiceNow, Inc.(NON)	291	136,034

		1,639,965
Specialty retail (1.5%)
Home Depot, Inc. (The)	390	118,073

		118,073
Technology hardware, storage, and peripherals (10.2%)
Apple, Inc.	5,351	796,443

		796,443
Textiles, apparel, and luxury goods (3.2%)
Lululemon Athletica, Inc. (Canada)(NON)	302	88,392
Nike, Inc. Class B	1,360	161,635

		250,027

Total common stocks (cost $8,536,898)		$7,627,965

SHORT-TERM INVESTMENTS (2.0%)(a)
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.66%	153,465	$153,465

Total Short-term investments (cost $153,465)		$153,465
TOTAL INVESTMENTS

Total investments (cost $8,690,363)		$7,781,430

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2021 through May 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $7,781,872.
(NON)	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$687,441	$—	$—
Consumer discretionary	1,351,522	—	—
Consumer staples	381,994	—	—
Financials	178,306	—	—
Health care	678,832	—	—
Industrials	607,753	—	—
Information technology	3,408,900	—	—
Materials	155,463	—	—
Real estate	177,754	—	—

Total common stocks	7,627,965	—	—
Short-term investments	153,465	—	—

Totals by level	$7,781,430	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com